Balances and Transactions with Related Parties and Affiliated Companies - Benefits and Aggregate Compensation Paid to Executive Officers and Senior Management (Detail) - MXN ($) $ in Millions	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Disclosure of transactions between related parties [abstract]
Short-term employee benefits paid	$ 1,699	$ 1,510	$ 1,162
Postemployment benefits	48	39	42
Termination benefits	74	192	63
Share based payments	$ 351	$ 468	$ 463